UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2003

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

999 Third Avenue, Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

     (206) 467-3600
     Registrant’s Telephone Number, including area code

Item 7. Financial Statements and Exhibits

(c)     Exhibits. The following exhibits are filed with this document:

Exhibit No.
99.1	Press release of Plum Creek Timber Company, Inc., issued April 21, 2003, reporting results of operations for the quarter ended March 31, 2003.
99.2	Transcript of Plum Creek Timber Company, Inc. conference call, held on April 21, 2003, relating to reported results of operations for the quarter ended March 31, 2003.
99.3	Financial supplements of Plum Creek Timber Company, Inc. relating to reported results of operations for the quarter ended March 31, 2003.

Item 12. Results of Operations and Financial Condition

On April 21, 2003, Plum Creek Timber Company, Inc. issued a press release reporting its results of operations for the first quarter ended March 31, 2003.   A copy of the press release is attached hereto as Exhibit 99.1. The company also held a conference call and posted certain financial supplements on its website on April 21, 2003, each relating to the company’s results of operations for the first quarter ended March 31, 2003. The transcript from the conference call is attached hereto as Exhibit 99.2 and the portions of the financial supplements not included with the press release are attached hereto as Exhibit 99.3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ William R. Brown
Name:	William R. Brown
Title:	Executive Vice President and Chief Financial Officer

DATED: April 24, 2003

Exhibit No.

99.1	Press release of Plum Creek Timber Company, Inc., issued April 21, 2003, reporting results of operations for the quarter ended March 31, 2003.

99.2	Transcript of Plum Creek Timber Company, Inc. conference call, held on April 21, 2003, relating to reported results of operations for the quarter ended March 31, 2003.

99.3	Financial supplements of Plum Creek Timber Company, Inc. relating to reported results of operations for the quarter ended March 31, 2003.